UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 24, 2007

AMRECORP REALTY FUND II
(Exact Name of Registrant as Specified in Its Charter)

Texas	2-90654	75-1956009
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

200 North Dallas Pkwy, Suite 100, Plano, Texas	75093-5994
(Address of principal executive offices)	(Zip Code)

(972) 836-8000
(Registrant's Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁬      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

On August 24, 2007, the Registrant completed the sale of its Chimney Square apartment building of residential apartments located in Abilene, Texas.  The purchaser of the property was Donald Bumpus, Trustee of the Bumpus Family Trust dated October 30, 1989.  The Registrant received cash consideration in the amount of $6,250,000 for the sale of the property and retired the existing mortgage debt of $3,786,091.32.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2007
AMERICAN REPUBLIC REALTY FUND I

By:	/s/ Robert J. Werra
Robert J. Werra
General Partner

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